SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 25, 2004
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION
(as Depositor with respect to the issuance of Sequoia HELOC Trust 2004-1, HELOC Asset-Backed Notes, Series 2004-1)

SEQUOIA MORTGAGE FUNDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-115296	91-1771827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 320
Mill Valley, CA 94941
(Address of Principal Executive Offices)

(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events*

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on May 10, 2004) and the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004 as it related to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (no. 333-115296) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Sequoia HELOC Trust 2004-1, HELOC Asset-Backed Notes, Series 2004-1.

Item 7.	Financial Statements; Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

23.	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation and Subsidiaries.

     *Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2004

SEQUOIA MORTGAGE FUNDING CORPORATION

By:	/s/ Harold F. Zagunis

Harold F. Zagunis Secretary

EXHIBIT INDEX

Exhibit Number

23.	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation and Subsidiaries.